SCUDDER [LOGO]

Scudder Development Fund

Supplement to Prospectus
Dated November 1, 1997

The following text replaces the section entitled "Shareholder benefits - A team approach to investing" on page 14.

Kurt R. Stalzer, Lead Portfolio Manager, assumed responsibility for the Fund's day-to-day operations on July 1, 1998. Mr. Stalzer has over 15 years of investment industry experience, including seven years managing mid- and small-capitalization equity securities. Prior to joining the Adviser in 1996, Mr. Stalzer managed small company growth equity securities for an investment management firm. David Burshtan, Portfolio Manager, also joined the Fund's team on July 1, 1998, and has 10 years of investment industry experience. Mr. Burshtan contributes expertise in mid-size and small company research and portfolio management. Prior to joining the Adviser in 1995, Mr. Burshtan was an equity analyst for an investment management firm and an equity analyst and portfolio manager for a trust company.


June 30, 1998